EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2021	2020	2019
Net income (loss)	527,218	(137,669)	37,189

(in thousands)	2021	2020	2019
Weighted average number of shares outstanding - basic	192,355	143,282	143,505
Dilutive impact of stock options	615	—	94
Weighted average number of shares outstanding - diluted	192,970	143,282	143,599

As of December 31, 2021, total outstanding share options were 1,100,000 which for the period ended December 31, 2021 were dilutive under the treasury stock method by 614,802 shares.

No own shares were acquired in 2021 and 2020. In 2019, we acquired an aggregate of 855,000 of our own shares, in open market transactions under our share buy-back program. As of December 31, 2021, we have repurchased a total of 1,300,000 shares under our share buy-back program, and following a distribution of 545,000 shares in connection with our 2016 Share Option Plan, we held 755,000 treasury shares (December 31, 2020: 945,000 treasury shares, December 31, 2019: 995,000 treasury shares). All own shares and distributions have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding in 2021, 2020 and 2019 by 786,425, 990,765 and 767,836 shares, respectively.